Exhibit 10.1

CONFIDENTIAL TREATMENT

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treatment request.  This text has been separately filed with the SEC.

EXECUTION COPY

AMENDMENT NO. 1

to

BUSINESS TRANSFER AGREEMENT

This Amendment No. 1 (this “Amendment”) is made and entered into as of March 30, 2010 by and between Orchid Chemicals & Pharmaceuticals Ltd., a company incorporated under the Act (“Orchid”), and Hospira Healthcare India Private Limited, a company incorporated under the Act (“Hospira”), for the purpose of amending that certain Business Transfer Agreement, dated as of December 15, 2009, by and among Orchid, Mr. K. Raghavendra Rao and Hospira (the “Agreement”).  Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises made by the Parties hereto and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereto agree as follows:

1.                                       Amendments to Agreement.

A.                                  Section 2.2.3 of the Agreement is hereby amended in its entirety to read as follows:

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B.                                    Section 3.1 of the Agreement is hereby amended in its entirety to read as follows:

The cash consideration for the Transferred Assets of the Business, exclusive of all applicable Transfer Taxes resulting from the transfer of the Transferred Assets of the Business, is USD 392,500,000 (United States Dollar Three Hundred Ninety Two Million Five Hundred Thousand) (the “Cash Consideration”), subject to adjustment in accordance with Clause 3.2. At the Closing, the Purchaser shall assume the Assumed Liabilities. The Cash Consideration as adjusted pursuant to Clause 3.2, Clause 6.15, Clause 8.10 and Clause 11.7, and the Assumed Liabilities are collectively referred to herein as the “Purchase Price.”

C.                                    Section 3.3 of the Agreement is hereby amended in its entirety to read as follows:

The Seller and the Purchaser shall sign and submit all necessary forms to report the transactions contemplated by this Agreement for federal, national, regional, state, local, county, city, municipal, town, village, district, foreign or other income Tax purposes consistent with the allocation of the Cash Consideration delivered by the Purchaser to the Seller, which allocation

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shall be delivered by the Purchaser no later than 45 (forty-five) calendar days after the Closing Date, any allocation schedule set forth in an Ancillary Agreement and any adjustments to such amounts or allocation schedules following the Closing (including as required by Clause 3.2) and shall not take a position for Tax purposes inconsistent therewith. The Parties shall treat the transactions contemplated by this Agreement in all filings with Governmental Authorities for all Tax purposes (including consumption Taxes) consistent with the amount of the Cash Consideration to be paid to the Seller in accordance with Clause 7.2.2, any allocation schedule set forth in an Ancillary Agreement and this Clause 3.3.

D.                                   Schedule 1.1(c) of the Agreement is hereby deleted and replaced in its entirety with Exhibit A to this Amendment.

E.                                     Schedule 9.11.4 of the Agreement is hereby deleted and replaced in its entirety with Exhibit B to this Amendment.

F.                                     Schedule 9.11.6 of the Agreement is hereby deleted and replaced in its entirety with Exhibit C to this Amendment.

2.                                       General.  Except as amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

3.                                       Governing Law.  The internal laws of India (without giving effect to any choice or conflict of law provision or rule (whether of India or any other jurisdiction) that would cause the application of laws of any other jurisdiction) govern all matters arising out of or relating to this Amendment and its Exhibits and all of the transactions it contemplates, including its validity, interpretation, construction, performance and enforcement and any disputes or controversies arising therefrom or related thereto.

4.                                       Entire Agreement.  This Amendment, the Agreement and the exhibits, schedules and addendums hereto and thereto, constitute the entire agreement of the Parties relating to the subject matter hereof and supersede all previous written or oral negotiations, commitments and writings.

5.                                       Execution in Counterparts.  This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument, and any Party may execute this Amendment by signing any one or more of such originals or counterparts.  The delivery of signed counterparts by facsimile transmission or electronic mail in “portable document format” (“.pdf”) shall be as effective as signing and delivering the counterpart in person.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

ORCHID CHEMICALS & PHARMACEUTICALS LIMITED

By:	/s/ K. Raghavendra Rao
Name:	K. Raghavendra Rao
Title:	Managing Director

HOSPIRA HEALTHCARE INDIA PRIVATE LIMITED

By:	/s/ Michael B. Johannesen
Name:	Michael B. Johannesen
Title:	Authorized Signatory

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EXHIBIT A

SELLER MIXED-USE INTELLECTUAL PROPERTY

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EXHIBIT B

OWNED INTELLECTUAL PROPERTY

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EXHIBIT C

REGISTERED OWNED INTELLECTUAL PROPERTY